UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): September 30, 2019

CARNEGIE DEVELOPMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-22057	90-0712976
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3495 Lakeside Drive, #1087 Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 345-8561

Escue Energy, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	ESCU

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

ITEM 8.01. OTHER EVENTS

On September 30, 2019, Carnegie Development, Inc., formerly, Escue Energy, Inc. (the “Company” or the “Issuer” or “CDI”), made a request of the Financial Industry Regulatory Authority (“FINRA”) to recognize a change of the name of the Company to Carnegie Development, Inc. and request a new trading “symbol.” Based upon a preliminary review of the requested action, FINRA delivered a number of comments to the Company, requesting responses. The Company has already responded to a number of the comments. One of the comments was:

“1. Prior to filing Form 15 on 5/11/10, the issuer was delinquent with its required SEC filings. Please advise if the issuer intends to make these delinquent filings, and if so, please advise when they intend to have these completed. If the issuer does not believe they have an obligation to make these filings, please provide an explanation.

(a) Please let me know once you have taken the steps to cure the delinquency.”

According to an Edgar Company Filing Search, under the name eDoorways Corporation, Inc., the Issuer filed a Form 10-K for the fiscal year ended December 31, 2008, which was the last Exchange Act filing prior to the filing of a Form 15 on May 11, 2010. The result was that five filings would be considered delinquent, as suggested by FINRA, which would be filings on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, Form 10-K for the fiscal year ended December 31, 2009, and a Form 10-Q for the quarter ended March 31, 2010, a total of five Exchange Act reports. Subsequent to the filing of the Form 15 on May 11, 2010, the Issuer, under the name “Escue Energy, Inc.,” undertook to file, on October 23, 2015, a Form S-1 Registration Statement for the registration of 2,000,000 shares of Common Stock, which Registration Statement contained audited financial statements and was amended at varying times through October 30, 2017, when the registration was withdrawn by request of the Issuer. During the period from the filing of the Form 15 through the initial filing of the Form S-1 Registration Statement, a change in management occurred.

During June 2019, Broadview Holdings, LLC, Texas limited liability company, the sole manager of which is Tim Barton, acquired the controlling securities of the Issuer, caused a change of the name to Carnegie Development, Inc., installed new management, and has attempted to settle the Company’s outstanding obligations as well as voluntarily undertaking the filing of informational reports consistent with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), hoping to provide current information to stockholders and those who might otherwise be interested.

From the available records, the current operational and accounting management of the Company has located draft reports for the five suggested delinquent reports, all of which are unaudited, including, specifically, the financial statements for the Form 10-K for the fiscal year ended December 31, 2009, which was incomplete and not finished. The auditor at the time has now been merged into another firm. At this time, in an attempt to try to satisfy the FINRA request quoted above, the draft reports are being delivered attached to this Current Report on Form 8-K, deleting any names (as no permission to utilize individuals’ names is available), with a disclaimer set forth below as to the information presented in an attempt to obviate any liability for current management of the Company for misleading statements under Section 18 of the Exchange Act, as well as the fraud provisions of the Exchange Act. The suggested delinquent reports indicated below are furnished for informational historical purposes only, as some ten years in time have passed, a Registration Statement with audited financial statements has been filed and intervened, and no person is available to certify or measure the internal controls which might have existed at the time of the reports identified below in 2009/2010. Consequently, while the suggested delinquent reports may technically be an obligation of the Company, the mere passage of time, change of control twice, change of management at least twice, and the intervention of audited financial statements contained in both the Form S-1 Registration Statement and in the voluntarily filed Form 10-K for the fiscal year ended December 31, 2018 (filed August 22, 2019), as well as additional Forms 10-Q for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019, should obviate any requirement relating to the reports identified below.

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The following information attached as exhibits is furnished for historical informational purposes only and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, unless the Issuer specifically incorporates such material by reference in a document filed under the Securities Exchange Act of 1933 or the Exchange Act. The Issuer undertakes no duty or obligation to publicly update or revise the following information pursuant to this Current Report on Form 8-K:

(i)	Form 10-Q for the quarter ended March 31, 2009;

(ii)	Form 10-Q for the quarter ended June 30, 2009;

(iii)	Form 10-Q for the quarter ended September 30, 2009;

(iv)	Form 10-K for the fiscal year ended December 31, 2009;

(v)	Form 10-Q for the quarter ended March 31, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Form 10-Q for the quarter ended March 31, 2009
99.2*	Form 10-Q for the quarter ended June 30, 2009
99.3*	Form 10-Q for the quarter ended September 30, 2009
99.4*	Form 10-K for the fiscal year ended December 31, 2009
99.5*	Form 10-Q for the quarter ended March 31, 2010

__________

* Furnished herewith

This Current Report on Form 8-K has also been posted on the Company’s website at www.carnegie-development.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNEGIE DEVELOPMENT, INC. (formerly, Escue Energy, Inc.)

Dated: September 30, 2019	By:	/s/ Saskya Zuniga
Saskya Zuniga, Treasurer

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